RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
June 30, 2026

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President
Finance & Investor Relations
T: +1 441 239 4830

Media Contacts:
RenaissanceRe Holdings Ltd.
Hayden Kenny
Senior Vice President
Investor Relations & Communications
T: +1 441 239 4946

Kekst CNC
Nicholas Capuano
T: +1 917-842-7859

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation

RenaissanceRe Holdings Ltd. (the “Company” or “RenaissanceRe”) is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, and headquartered in Bermuda, RenaissanceRe has offices across North America, Europe, and the Asia-Pacific region.

This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends,” “adjusted combined ratio,” “retained total investment result,” “retained investments, at fair value,” “retained investments, unrealized gain (loss)” and “operating (income) loss attributable to redeemable noncontrolling interests.” A reconciliation of such measures to the most comparable GAAP figures is presented in the attached supplemental financial data. See pages 28 through 38 for “Comments on Non-GAAP Financial Measures.”

All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe.

i

Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this Financial Supplement reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company may also make forward-looking statements with respect to its business and industry, such as those relating to its strategy and management objectives, plans and expectations regarding its response and ability to adapt to changing economic conditions, market standing and product volumes, estimates of net negative impact and insured losses from loss events, competition in the industry and government initiatives and regulatory matters affecting the (re)insurance industries. The inclusion of forward-looking statements in this report should not be considered as a representation by the Company that its current objectives or plans will be achieved. Numerous factors could cause the Company’s actual results to differ materially from those addressed by the forward-looking statements, including the following: the Company’s exposure to natural and non-natural catastrophic events and circumstances and the variance they may cause in the Company’s financial results; the effect of climate change on the Company’s business, including the trend towards increasingly frequent and severe climate events; the effectiveness of the Company’s claims and claim expense reserving process; the effect of emerging claims and coverage issues; the performance of the Company’s investment portfolio and financial market volatility; the effects of inflation; the Company’s exposure to ceding companies and delegated authority counterparties and the risks they underwrite; the Company’s ability to maintain its financial strength ratings; the Company’s reliance on a small number of brokers; the highly competitive nature of the Company’s industry; the historically cyclical nature of the (re)insurance industries; collection on claimed retrocessional coverage and new retrocessional reinsurance being available; the Company’s ability to attract and retain key executives and employees; the Company’s ability to successfully implement its business strategies and initiatives; the Company’s exposure to credit loss from counterparties; the Company’s need to make many estimates and judgments in the preparation of its financial statements; the Company’s exposure to risks associated with its management of capital on behalf of investors; changes to the accounting rules and regulatory systems applicable to the Company’s business, including changes in Bermuda and U.S. laws or regulations; the effect of current or future macroeconomic or geopolitical events or trends, including the ongoing conflicts globally; other political, regulatory or industry initiatives adversely impacting the Company; the impact of cybersecurity risks, including technology breaches or failure; the Company’s ability to comply with covenants in its debt agreements; the effect of adverse economic factors, including changes in the prevailing interest rates; the effects of new or possible future tax actions or reform legislation and regulations in the jurisdictions in which the Company operates; the Company’s ability to determine any impairments taken on its investments; the Company’s ability to raise capital on acceptable terms; the Company’s ability to comply with applicable sanctions and foreign corrupt practices laws; the Company’s dependence on capital distributions from its operating subsidiaries; and other factors affecting future results disclosed in RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

ii

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended		Six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$654,234	$826,507	$938,769	$987,654
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$547,761	$594,583	$1,138,298	$524,829

Underwriting income
Gross premiums written	$2,994,424	$3,421,180	$6,473,297	$7,576,683
Net premiums written	2,276,960	2,770,270	4,955,256	6,213,799
Net premiums earned	2,199,521	2,412,154	4,383,135	5,132,935
Underwriting income (loss)	599,117	601,688	1,187,875	(168,909)

Net claims and claim expense ratio:
Current accident year	51.9%	54.4%	52.2%	82.8%
Prior accident years	(9.1)%	(11.2)%	(8.3)%	(9.0)%
Calendar year	42.8%	43.2%	43.9%	73.8%

Acquisition expense ratio	25.7%	26.7%	24.8%	25.1%
Operating expense ratio	4.3%	5.2%	4.2%	4.4%
Combined ratio	72.8%	75.1%	72.9%	103.3%
Adjusted combined ratio (1)	71.7%	73.0%	71.9%	101.3%

Fee income
Management fee income	$48,138	$56,407	$96,065	$102,468
Performance fee income	34,889	38,550	81,088	22,946
Total fee income	$83,027	$94,957	$177,153	$125,414

Investment results - managed
Net investment income	$432,489	$413,108	$852,991	$818,461
Equity in earnings (losses) of other ventures (2)	17,829	20,333	38,314	38,161
Net realized and unrealized gains (losses) on investments	121,628	349,720	(300,285)	682,660
Total investment result (2)	$571,946	$783,161	$591,020	$1,539,282

Investment results - retained (1)
Net investment income	$314,342	$286,072	$618,486	$565,178
Equity in earnings (losses) of other ventures (2)	17,829	20,333	38,314	38,161
Net realized and unrealized gains (losses) on investments	153,531	343,022	(203,223)	671,334
Total investment result (2)	$485,702	$649,427	$453,577	$1,274,673
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(2)In the fourth quarter of 2025, the Company revised its presentation of “total investment result” to include equity in earnings (losses) of other ventures. Comparative information for the prior periods presented has been updated to conform to the current presentation.

1

Financial Highlights - Per Share Data & ROE

	Three months ended		Six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$15.54	$17.25	$22.03	$20.37
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$15.48	$17.20	$21.94	$20.30
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$12.92	$12.29	$26.68	$10.64

Average shares outstanding - basic	41,379	47,140	41,906	47,737
Average shares outstanding - diluted	41,545	47,286	42,086	47,900

Return on average common equity - annualized	24.0%	33.7%	17.2%	20.1%
Operating return on average common equity - annualized (1)	20.1%	24.2%	20.9%	10.7%

	June 30, 2026	December 31, 2025
Book value per common share	$264.77	$247.00
Tangible book value per common share (1)	$247.66	$230.10
Tangible book value per common share plus accumulated dividends (1)	$278.16	$259.78

Year to date change in book value per common share plus change in accumulated dividends	7.5%	27.0%
Year to date change in tangible book value per common share plus change in accumulated dividends (1)	8.0%	30.8%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

2

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended		Six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Revenues
Gross premiums written	$2,994,424	$3,421,180	$6,473,297	$7,576,683
Net premiums written	$2,276,960	$2,770,270	$4,955,256	$6,213,799
Decrease (increase) in unearned premiums	(77,439)	(358,116)	(572,121)	(1,080,864)
Net premiums earned	2,199,521	2,412,154	4,383,135	5,132,935
Net investment income	432,489	413,108	852,991	818,461
Net foreign exchange gains (losses)	(7,345)	8,660	(16,364)	1,332
Equity in earnings (losses) of other ventures	17,829	20,333	38,314	38,161
Other income (loss)	4,479	2,624	5,726	3,538
Net realized and unrealized gains (losses) on investments	121,628	349,720	(300,285)	682,660
Total revenues	2,768,601	3,206,599	4,963,517	6,677,087
Expenses
Net claims and claim expenses incurred	942,378	1,042,123	1,926,349	3,785,881
Acquisition expenses	563,279	642,605	1,085,129	1,290,040
Operational expenses	94,747	125,738	183,782	225,923
Corporate expenses	18,681	23,781	38,141	46,591
Interest expense	31,778	31,793	63,564	58,879
Total expenses	1,650,863	1,866,040	3,296,965	5,407,314
Income (loss) before taxes	1,117,738	1,340,559	1,666,552	1,269,773
Income tax benefit (expense)	(139,400)	(176,869)	(172,384)	(131,344)
Net income (loss)	978,338	1,163,690	1,494,168	1,138,429
Net (income) loss attributable to redeemable noncontrolling interests	(315,260)	(328,339)	(537,711)	(133,087)
Net income (loss) attributable to RenaissanceRe	663,078	835,351	956,457	1,005,342
Dividends on preference shares	(8,844)	(8,844)	(17,688)	(17,688)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$654,234	$826,507	$938,769	$987,654

3

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	June 30, 2026	December 31, 2025
Assets
Fixed maturity investments trading, at fair value – amortized cost $25,281,536 at June 30, 2026 (December 31, 2025 – $24,658,351)	$25,185,430	$24,884,323
Short term investments, at fair value – amortized cost $3,952,780 at June 30, 2026 (December 31, 2025 – $4,760,027)	3,949,012	4,759,811
Equity investments, at fair value	1,846,152	1,732,990
Other investments, at fair value	5,083,169	4,574,214
Investments in other ventures, under equity method	149,337	121,871
Total investments	36,213,100	36,073,209
Cash and cash equivalents	1,302,160	1,731,181
Premiums receivable	8,269,415	7,252,454
Prepaid reinsurance premiums	1,567,745	993,781
Reinsurance recoverable	3,863,486	3,899,913
Accrued investment income	250,610	233,688
Deferred acquisition costs and value of business acquired	1,706,129	1,538,540
Deferred tax asset	693,186	701,927
Receivable for investments sold	305,237	414,523
Other assets	422,106	328,087
Goodwill and other intangibles	602,439	633,087
Total assets	$55,195,613	$53,800,390
Liabilities, Noncontrolling Interests and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$22,269,134	$22,302,345
Unearned premiums	7,176,037	6,028,174
Debt	2,330,907	2,329,201
Reinsurance balances payable	3,056,013	2,540,518
Payable for investments purchased	550,409	533,101
Other liabilities	649,551	856,302
Total liabilities	36,032,051	34,589,641
Redeemable noncontrolling interests	7,343,353	7,602,092
Shareholders’ Equity
Preference shares: $1.00 par value – 30,000 shares issued and outstanding at June 30, 2026 (December 31, 2025 – 30,000)	750,000	750,000
Common shares: $1.00 par value – 41,811,353 shares issued and outstanding at June 30, 2026 (December 31, 2025 – 43,961,539)	41,811	43,962
Additional paid-in capital	—	—
Accumulated other comprehensive loss	(13,045)	(12,626)
Retained earnings	11,041,443	10,827,321
Total shareholders’ equity attributable to RenaissanceRe	11,820,209	11,608,657
Total liabilities, noncontrolling interests and shareholders’ equity	$55,195,613	$53,800,390

Book value per common share	$264.77	$247.00

4

Underwriting and Reserves
Segment Underwriting Results

	Three months ended June 30, 2026			Three months ended June 30, 2025
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$1,551,685	$1,442,739	$2,994,424	$1,731,935	$1,689,245	$3,421,180
Net premiums written	$1,203,424	$1,073,536	$2,276,960	$1,325,557	$1,444,713	$2,770,270
Net premiums earned	$881,611	$1,317,910	$2,199,521	$868,010	$1,544,144	$2,412,154
Net claims and claim expenses incurred	(7,079)	949,457	942,378	(7,930)	1,050,053	1,042,123
Acquisition expenses	175,436	387,843	563,279	174,200	468,405	642,605
Operational expenses	70,579	24,168	94,747	71,569	54,169	125,738
Underwriting income (loss)	$642,675	$(43,558)	$599,117	$630,171	$(28,483)	$601,688

Net claims and claim expenses incurred:
Current accident year	$250,393	$891,410	$1,141,803	$258,646	$1,053,187	$1,311,833
Prior accident years	(257,472)	58,047	(199,425)	(266,576)	(3,134)	(269,710)
Total	$(7,079)	$949,457	$942,378	$(7,930)	$1,050,053	$1,042,123

Net claims and claim expense ratio:
Current accident year	28.4%	67.6%	51.9%	29.8%	68.2%	54.4%
Prior accident years	(29.2)%	4.4%	(9.1)%	(30.7)%	(0.2)%	(11.2)%
Calendar year	(0.8)%	72.0%	42.8%	(0.9)%	68.0%	43.2%
Acquisition expense ratio	19.9%	29.5%	25.7%	20.1%	30.3%	26.7%
Operating expense ratio	8.0%	1.8%	4.3%	8.2%	3.5%	5.2%
Combined ratio	27.1%	103.3%	72.8%	27.4%	101.8%	75.1%
Adjusted combined ratio (1)	26.0%	102.3%	71.7%	25.8%	99.5%	73.0%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

5

Underwriting and Reserves
Segment Underwriting Results

	Six months ended June 30, 2026			Six months ended June 30, 2025
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$3,259,105	$3,214,192	$6,473,297	$3,862,768	$3,713,915	$7,576,683
Net premiums written	$2,458,617	$2,496,639	$4,955,256	$3,016,551	$3,197,248	$6,213,799
Net premiums earned	$1,782,349	$2,600,786	$4,383,135	$2,115,960	$3,016,975	$5,132,935
Net claims and claim expenses incurred	77,029	1,849,320	1,926,349	1,615,327	2,170,554	3,785,881
Acquisition expenses	332,467	752,662	1,085,129	341,845	948,195	1,290,040
Operational expenses	136,315	47,467	183,782	135,835	90,088	225,923
Underwriting income (loss)	$1,236,538	$(48,663)	$1,187,875	$22,953	$(191,862)	$(168,909)

Net claims and claim expenses incurred:
Current accident year	$495,242	$1,792,547	$2,287,789	$2,068,961	$2,182,504	$4,251,465
Prior accident years	(418,213)	56,773	(361,440)	(453,634)	(11,950)	(465,584)
Total	$77,029	$1,849,320	$1,926,349	$1,615,327	$2,170,554	$3,785,881

Net claims and claim expense ratio:
Current accident year	27.8%	68.9%	52.2%	97.8%	72.3%	82.8%
Prior accident years	(23.5)%	2.2%	(8.3)%	(21.5)%	(0.4)%	(9.0)%
Calendar year	4.3%	71.1%	43.9%	76.3%	71.9%	73.8%
Acquisition expense ratio	18.7%	29.0%	24.8%	16.2%	31.4%	25.1%
Operating expense ratio	7.6%	1.8%	4.2%	6.4%	3.1%	4.4%
Combined ratio	30.6%	101.9%	72.9%	98.9%	106.4%	103.3%
Adjusted combined ratio (1)	29.6%	100.8%	71.9%	97.3%	104.0%	101.3%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

6

Underwriting and Reserves
Total Underwriting Results - Five Quarter Trend

	Total
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Gross premiums written	$2,994,424	$3,478,873	$1,838,111	$2,323,626	$3,421,180
Net premiums written	$2,276,960	$2,678,296	$1,598,599	$2,057,802	$2,770,270
Net premiums earned	$2,199,521	$2,183,614	$2,334,442	$2,433,805	$2,412,154
Net claims and claim expenses incurred	942,378	983,971	951,138	878,820	1,042,123
Acquisition expenses	563,279	521,850	601,060	659,723	642,605
Operational expenses	94,747	89,035	113,481	125,073	125,738
Underwriting income (loss)	$599,117	$588,758	$668,763	$770,189	$601,688

Net claims and claim expenses incurred:
Current accident year	$1,141,803	$1,145,986	$1,196,436	$1,258,871	$1,311,833
Prior accident years	(199,425)	(162,015)	(245,298)	(380,051)	(269,710)
Total	$942,378	$983,971	$951,138	$878,820	$1,042,123

Net claims and claim expense ratio:
Current accident year	51.9%	52.5%	51.3%	51.7%	54.4%
Prior accident years	(9.1)%	(7.4)%	(10.6)%	(15.6)%	(11.2)%
Calendar year	42.8%	45.1%	40.7%	36.1%	43.2%
Acquisition expense ratio	25.7%	23.8%	25.8%	27.2%	26.7%
Operating expense ratio	4.3%	4.1%	4.9%	5.1%	5.2%
Combined ratio	72.8%	73.0%	71.4%	68.4%	75.1%
Adjusted combined ratio (1)	71.7%	72.0%	70.0%	66.6%	73.0%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

7

Underwriting and Reserves
Property Segment Underwriting Results - Five Quarter Trend

	Property
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Gross premiums written	$1,551,685	$1,707,420	$346,099	$733,274	$1,731,935
Net premiums written	$1,203,424	$1,255,193	$333,320	$694,125	$1,325,557
Net premiums earned	$881,611	$900,738	$918,776	$936,933	$868,010
Net claims and claim expenses incurred	(7,079)	84,108	(55,808)	(133,504)	(7,930)
Acquisition expenses	175,436	157,031	180,660	192,347	174,200
Operational expenses	70,579	65,736	75,067	86,579	71,569
Underwriting income (loss)	$642,675	$593,863	$718,857	$791,511	$630,171

Net claims and claim expenses incurred:
Current accident year	$250,393	$244,849	$196,081	$250,169	$258,646
Prior accident years	(257,472)	(160,741)	(251,889)	(383,673)	(266,576)
Total	$(7,079)	$84,108	$(55,808)	$(133,504)	$(7,930)

Net claims and claim expense ratio:
Current accident year	28.4%	27.2%	21.3%	26.7%	29.8%
Prior accident years	(29.2)%	(17.9)%	(27.4)%	(40.9)%	(30.7)%
Calendar year	(0.8)%	9.3%	(6.1)%	(14.2)%	(0.9)%
Acquisition expense ratio	19.9%	17.5%	19.7%	20.5%	20.1%
Operating expense ratio	8.0%	7.3%	8.2%	9.2%	8.2%
Combined ratio	27.1%	34.1%	21.8%	15.5%	27.4%
Adjusted combined ratio (1)	26.0%	33.0%	20.4%	14.2%	25.8%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

8

Underwriting and Reserves
Casualty and Specialty Segment Underwriting Results - Five Quarter Trend

	Casualty and Specialty
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Gross premiums written	$1,442,739	$1,771,453	$1,492,012	$1,590,352	$1,689,245
Net premiums written	$1,073,536	$1,423,103	$1,265,279	$1,363,677	$1,444,713
Net premiums earned	$1,317,910	$1,282,876	$1,415,666	$1,496,872	$1,544,144
Net claims and claim expenses incurred	949,457	899,863	1,006,946	1,012,324	1,050,053
Acquisition expenses	387,843	364,819	420,400	467,376	468,405
Operational expenses	24,168	23,299	38,414	38,494	54,169
Underwriting income (loss)	$(43,558)	$(5,105)	$(50,094)	$(21,322)	$(28,483)

Net claims and claim expenses incurred:
Current accident year	$891,410	$901,137	$1,000,355	$1,008,702	$1,053,187
Prior accident years	58,047	(1,274)	6,591	3,622	(3,134)
Total	$949,457	$899,863	$1,006,946	$1,012,324	$1,050,053

Net claims and claim expense ratio:
Current accident year	67.6%	70.2%	70.7%	67.4%	68.2%
Prior accident years	4.4%	(0.1)%	0.4%	0.2%	(0.2)%
Calendar year	72.0%	70.1%	71.1%	67.6%	68.0%
Acquisition expense ratio	29.5%	28.5%	29.7%	31.2%	30.3%
Operating expense ratio	1.8%	1.8%	2.7%	2.6%	3.5%
Combined ratio	103.3%	100.4%	103.5%	101.4%	101.8%
Adjusted combined ratio (1)	102.3%	99.4%	102.3%	99.3%	99.5%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

9

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended June 30, 2026			Three months ended June 30, 2025
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,147,430	$404,255	$1,551,685	$1,362,681	$369,254	$1,731,935
Net premiums written	$828,277	$375,147	$1,203,424	$980,478	$345,079	$1,325,557
Net premiums earned	$526,334	$355,277	$881,611	$554,275	$313,735	$868,010
Net claims and claim expenses incurred	(71,041)	63,962	(7,079)	(40,642)	32,712	(7,930)
Acquisition expenses	64,539	110,897	175,436	82,232	91,968	174,200
Operational expenses	59,987	10,592	70,579	59,176	12,393	71,569
Underwriting income (loss)	$472,849	$169,826	$642,675	$453,509	$176,662	$630,171

Net claims and claim expenses incurred:
Current accident year	$61,689	$188,704	$250,393	$90,827	$167,819	$258,646
Prior accident years	(132,730)	(124,742)	(257,472)	(131,469)	(135,107)	(266,576)
Total	$(71,041)	$63,962	$(7,079)	$(40,642)	$32,712	$(7,930)

Net claims and claim expense ratio:
Current accident year	11.7%	53.1%	28.4%	16.4%	53.5%	29.8%
Prior accident years	(25.2)%	(35.1)%	(29.2)%	(23.7)%	(43.1)%	(30.7)%
Calendar year	(13.5)%	18.0%	(0.8)%	(7.3)%	10.4%	(0.9)%
Acquisition expense ratio	12.3%	31.2%	19.9%	14.8%	29.3%	20.1%
Operating expense ratio	11.4%	3.0%	8.0%	10.7%	4.0%	8.2%
Combined ratio	10.2%	52.2%	27.1%	18.2%	43.7%	27.4%
Adjusted combined ratio (1)	8.8%	51.5%	26.0%	16.4%	42.5%	25.8%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

10

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Six months ended June 30, 2026			Six months ended June 30, 2025
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$2,427,037	$832,068	$3,259,105	$3,029,322	$833,446	$3,862,768
Net premiums written	$1,826,399	$632,218	$2,458,617	$2,391,528	$625,023	$3,016,551
Net premiums earned	$1,089,055	$693,294	$1,782,349	$1,437,094	$678,866	$2,115,960
Net claims and claim expenses incurred	(76,484)	153,513	77,029	1,390,752	224,575	1,615,327
Acquisition expenses	129,180	203,287	332,467	148,813	193,032	341,845
Operational expenses	115,554	20,761	136,315	111,013	24,822	135,835
Underwriting income (loss)	$920,805	$315,733	$1,236,538	$(213,484)	$236,437	$22,953

Net claims and claim expenses incurred:
Current accident year	$118,890	$376,352	$495,242	$1,589,600	$479,361	$2,068,961
Prior accident years	(195,374)	(222,839)	(418,213)	(198,848)	(254,786)	(453,634)
Total	$(76,484)	$153,513	$77,029	$1,390,752	$224,575	$1,615,327

Net claims and claim expense ratio:
Current accident year	10.9%	54.3%	27.8%	110.6%	70.6%	97.8%
Prior accident years	(17.9)%	(32.2)%	(23.5)%	(13.8)%	(37.5)%	(21.5)%
Calendar year	(7.0)%	22.1%	4.3%	96.8%	33.1%	76.3%
Acquisition expense ratio	11.8%	29.4%	18.7%	10.4%	28.4%	16.2%
Operating expense ratio	10.6%	3.0%	7.6%	7.7%	3.7%	6.4%
Combined ratio	15.4%	54.5%	30.6%	114.9%	65.2%	98.9%
Adjusted combined ratio (1)	14.2%	53.8%	29.6%	113.2%	63.8%	97.3%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

11

Underwriting and Reserves
Gross Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change	Six months ended		Y/Y $ Change	Y/Y % Change
	June 30, 2026	June 30, 2025			June 30, 2026	June 30, 2025
Property Segment
Catastrophe	$1,164,911	$1,352,658	$(187,747)	(13.9)%	$2,450,353	$2,680,919	$(230,566)	(8.6)%
Catastrophe - gross reinstatement premiums	(17,481)	10,023	(27,504)	(274.4)%	(23,316)	348,403	(371,719)	(106.7)%
Total catastrophe gross premiums written	1,147,430	1,362,681	(215,251)	(15.8)%	2,427,037	3,029,322	(602,285)	(19.9)%
Other property	400,948	367,195	33,753	9.2%	829,560	829,912	(352)	—%
Other property - gross reinstatement premiums	3,307	2,059	1,248	60.6%	2,508	3,534	(1,026)	(29.0)%
Total other property gross premiums written	404,255	369,254	35,001	9.5%	832,068	833,446	(1,378)	(0.2)%
Property segment gross premiums written	$1,551,685	$1,731,935	$(180,250)	(10.4)%	$3,259,105	$3,862,768	$(603,663)	(15.6)%

Casualty and Specialty Segment
General casualty (1)	$423,977	$513,078	$(89,101)	(17.4)%	$924,935	$1,193,527	$(268,592)	(22.5)%
Professional liability (2)	260,105	266,380	(6,275)	(2.4)%	559,801	503,341	56,460	11.2%
Credit (3)	216,408	267,540	(51,132)	(19.1)%	575,712	668,293	(92,581)	(13.9)%
Other specialty (4)	542,249	642,247	(99,998)	(15.6)%	1,153,744	1,348,754	(195,010)	(14.5)%
Casualty and Specialty segment gross premiums written	$1,442,739	$1,689,245	$(246,506)	(14.6)%	$3,214,192	$3,713,915	$(499,723)	(13.5)%

(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

12

Underwriting and Reserves
Net Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change	Six months ended		Y/Y $ Change	Y/Y % Change
	June 30, 2026	June 30, 2025			June 30, 2026	June 30, 2025
Property Segment
Catastrophe	$845,441	$966,645	$(121,204)	(12.5)%	$1,845,996	$2,043,980	$(197,984)	(9.7)%
Catastrophe - net reinstatement premiums	(17,164)	13,833	(30,997)	(224.1)%	(19,597)	347,548	(367,145)	(105.6)%
Total catastrophe net premiums written	828,277	980,478	(152,201)	(15.5)%	1,826,399	2,391,528	(565,129)	(23.6)%
Other property	369,930	341,955	27,975	8.2%	628,271	620,350	7,921	1.3%
Other property - net reinstatement premiums	5,217	3,124	2,093	67.0%	3,947	4,673	(726)	(15.5)%
Total other property net premiums written	375,147	345,079	30,068	8.7%	632,218	625,023	7,195	1.2%
Property segment net premiums written	$1,203,424	$1,325,557	$(122,133)	(9.2)%	$2,458,617	$3,016,551	$(557,934)	(18.5)%

Casualty and Specialty Segment
General casualty (1)	$316,411	$487,630	$(171,219)	(35.1)%	$750,508	$1,120,797	$(370,289)	(33.0)%
Professional liability (2)	187,077	245,979	(58,902)	(23.9)%	437,323	467,700	(30,377)	(6.5)%
Credit (3)	166,882	204,354	(37,472)	(18.3)%	458,173	550,175	(92,002)	(16.7)%
Other specialty (4)	403,166	506,750	(103,584)	(20.4)%	850,635	1,058,576	(207,941)	(19.6)%
Casualty and Specialty segment net premiums written	$1,073,536	$1,444,713	$(371,177)	(25.7)%	$2,496,639	3,197,248	$(700,609)	(21.9)%
(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

13

Underwriting and Reserves
Net Premiums Earned

	Three months ended		Q/Q $ Change	Q/Q % Change	Six months ended		Y/Y $ Change	Y/Y % Change
	June 30, 2026	June 30, 2025			June 30, 2026	June 30, 2025
Property Segment
Catastrophe	$543,498	$540,442	$3,056	0.6%	$1,108,652	$1,089,546	$19,106	1.8%
Catastrophe - net reinstatement premiums	(17,164)	13,833	(30,997)	(224.1)%	(19,597)	347,548	(367,145)	(105.6)%
Total catastrophe net premiums earned	526,334	554,275	(27,941)	(5.0)%	1,089,055	1,437,094	(348,039)	(24.2)%
Other property	350,060	310,611	39,449	12.7%	689,347	674,193	15,154	2.2%
Other property - net reinstatement premiums	5,217	3,124	2,093	67.0%	3,947	4,673	(726)	(15.5)%
Total other property net premiums earned	355,277	313,735	41,542	13.2%	693,294	678,866	14,428	2.1%
Property segment net premiums earned	$881,611	$868,010	$13,601	1.6%	$1,782,349	$2,115,960	$(333,611)	(15.8)%

Casualty and Specialty Segment
General casualty (1)	$420,028	$550,882	$(130,854)	(23.8)%	$856,794	$1,159,479	$(302,685)	(26.1)%
Professional liability (2)	240,711	274,807	(34,096)	(12.4)%	514,841	477,536	37,305	7.8%
Credit (3)	218,917	228,484	(9,567)	(4.2)%	403,220	440,098	(36,878)	(8.4)%
Other specialty (4)	438,254	489,971	(51,717)	(10.6)%	825,931	939,862	(113,931)	(12.1)%
Casualty and Specialty segment net premiums earned	$1,317,910	$1,544,144	$(226,234)	(14.7)%	$2,600,786	$3,016,975	$(416,189)	(13.8)%
(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

14

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
June 30, 2026
Property	$1,618,503	$1,436,824	$1,972,558	$5,027,885
Casualty and Specialty	3,769,361	451,036	13,020,852	17,241,249
Total	$5,387,864	$1,887,860	$14,993,410	$22,269,134

December 31, 2025
Property	$1,797,427	$1,679,848	$2,208,709	$5,685,984
Casualty and Specialty	3,393,451	327,941	12,894,969	16,616,361
Total	$5,190,878	$2,007,789	$15,103,678	$22,302,345

15

RenaissanceRe Holdings Ltd.
Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended June 30, 2026			Three months ended June 30, 2025
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$22,291,058	$3,730,957	$18,560,101	$22,857,131	$4,577,895	$18,279,236
Incurred claims and claim expenses
Current year	1,318,655	176,852	1,141,803	1,454,999	143,166	1,311,833
Prior years	(72,541)	126,884	(199,425)	(387,891)	(118,181)	(269,710)
Total incurred claims and claim expenses	1,246,114	303,736	942,378	1,067,108	24,985	1,042,123
Paid claims and claim expenses
Current year	78,535	10,652	67,883	214,570	28,327	186,243
Prior years	1,166,092	157,799	1,008,293	1,017,230	306,558	710,672
Total paid claims and claim expenses	1,244,627	168,451	1,076,176	1,231,800	334,885	896,915
Foreign exchange and other (1)	(23,411)	(2,756)	(20,655)	221,324	32,978	188,346
Reserve for claims and claim expenses, end of period	$22,269,134	$3,863,486	$18,405,648	$22,913,763	$4,300,973	$18,612,790

	Six months ended June 30, 2026			Six months ended June 30, 2025
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$22,302,345	$3,899,913	$18,402,432	$21,303,491	$4,481,390	$16,822,101
Incurred claims and claim expenses
Current year	2,605,233	317,444	2,287,789	4,910,424	658,959	4,251,465
Prior years	(326,089)	35,351	(361,440)	(738,474)	(272,890)	(465,584)
Total incurred claims and claim expenses	2,279,144	352,795	1,926,349	4,171,950	386,069	3,785,881
Paid claims and claim expenses
Current year	130,678	20,213	110,465	751,322	72,965	678,357
Prior years	2,130,937	346,643	1,784,294	2,101,319	502,615	1,598,704
Total paid claims and claim expenses	2,261,615	366,856	1,894,759	2,852,641	575,580	2,277,061
Foreign exchange and other (1)	(50,740)	(22,366)	(28,374)	290,963	9,094	281,869
Reserve for claims and claim expenses, end of period	$22,269,134	$3,863,486	$18,405,648	$22,913,763	$4,300,973	$18,612,790
(1)    Reflects the impact of the foreign exchange revaluation of the reserve for claims and claim expenses, net of reinsurance recoverable, denominated in non-U.S. dollars as at the balance sheet date, as well as reinsurance transactions accounted for under retroactive reinsurance accounting.

16

Managed Joint Ventures and Fee Income
Fee Income
The table below shows the total fee income earned from third-party capital management activities, including various joint ventures and managed funds, and certain structured reinsurance products.

	Three months ended		Six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Management fee income	$48,138	$56,407	$96,065	$102,468
Performance fee income (loss) (1)	34,889	38,550	81,088	22,946
Total fee income	$83,027	$94,957	$177,153	$125,414
(1)Performance fees are based on the performance of the individual vehicles or products and may be zero or negative in a particular period. For example, large losses could potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended		Six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Fee income contributing to:
Net income (loss) attributable to redeemable noncontrolling interests	$59,390	$82,465	$131,561	$73,523
Underwriting income (loss) (1)	23,637	12,492	45,592	51,891
Total fee income	$83,027	$94,957	$177,153	$125,414
(1)Reflects total fee income earned from third-party capital management activities and certain structured reinsurance products recorded through underwriting income (loss) as a decrease (increase) to operational expenses or acquisition expenses.

17

Managed Joint Ventures and Fee Income
Fee Income - Five Quarter Trend
The table below shows the total fee income earned from third-party capital management activities, including various joint ventures and managed funds, and certain structured reinsurance products.

	Three months ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Management fee income	$48,138	$47,927	$52,002	$53,014	$56,407
Performance fee income (loss) (1)	34,889	46,199	49,626	48,796	38,550
Total fee income	$83,027	$94,126	$101,628	$101,810	$94,957
(1)Performance fees are based on the performance of the individual vehicles or products and may be zero or negative in a particular period. For example, large losses could potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Fee income contributing to:
Net income (loss) attributable to redeemable noncontrolling interests	$59,390	$72,171	$87,877	$88,689	$82,465
Underwriting income (loss) (1)	23,637	21,955	13,751	13,121	12,492
Total fee income	$83,027	$94,126	$101,628	$101,810	$94,957
(1)Reflects total fee income earned from third-party capital management activities and certain structured reinsurance products recorded through underwriting income (loss) as a decrease (increase) to operational expenses or acquisition expenses.

18

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe Holdings Ltd. (“DaVinci”), RenaissanceRe Medici Fund Ltd. (“Medici”), Vermeer Reinsurance Ltd. (“Vermeer”) and Fontana Holdings L.P. and its subsidiaries (“Fontana”) (collectively, the “Consolidated Managed Joint Ventures”), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company’s consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company’s consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company’s consolidated statements of operations that is allocated to third-party investors in these Consolidated Managed Joint Ventures.

A summary of the redeemable noncontrolling interests on the Company’s consolidated statements of operations is set forth below:

	Three months ended		Six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Redeemable noncontrolling interests - DaVinci	$(205,117)	$(218,453)	$(362,017)	$(106,012)
Redeemable noncontrolling interests - Medici	(26,313)	(38,993)	(46,120)	(54,156)
Redeemable noncontrolling interests - Vermeer	(64,783)	(57,425)	(116,482)	49,655
Redeemable noncontrolling interests - Fontana	(19,047)	(13,468)	(13,092)	(22,574)
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(315,260)	$(328,339)	$(537,711)	$(133,087)

	Three months ended		Six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Operating (income) loss attributable to redeemable noncontrolling interests (2)	$(349,016)	$(297,139)	$(627,534)	$(61,162)
Non-operating (income) loss attributable to redeemable noncontrolling interests	33,756	(31,200)	89,823	(71,925)
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(315,260)	$(328,339)	$(537,711)	$(133,087)
(1)A negative number in the tables above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

19

Managed Joint Ventures and Fee Income
Noncontrolling Interests
A summary of the redeemable noncontrolling interests on the Company’s consolidated balance sheets is set forth below:

	June 30, 2026	December 31, 2025
Redeemable noncontrolling interests - DaVinci	$3,496,477	$3,701,637
Redeemable noncontrolling interests - Medici	1,444,350	1,398,166
Redeemable noncontrolling interests - Vermeer	1,888,913	1,922,431
Redeemable noncontrolling interests - Fontana	513,613	579,858
Redeemable noncontrolling interests	$7,343,353	$7,602,092

A summary of the redeemable noncontrolling economic ownership of third parties in the Company’s Consolidated Managed Joint Ventures is set forth below:

	June 30, 2026	December 31, 2025
DaVinci	73.7%	75.7%
Medici	81.1%	88.7%
Vermeer	100.0%	100.0%
Fontana	61.6%	71.3%

20

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations and Balance Sheet Data

	Three months ended		Six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Revenues
Gross premiums written	$540,267	$606,642	$1,197,045	$1,461,507
Net premiums written	$467,486	$527,741	$1,067,675	$1,329,979
Decrease (increase) in unearned premiums	(173,561)	(219,320)	(464,494)	(561,782)
Net premiums earned	293,925	308,421	603,181	768,197
Net investment income	66,834	68,155	131,951	131,567
Net foreign exchange gains (losses)	(723)	(547)	(2,381)	(2,931)
Net realized and unrealized gains (losses) on investments	(36,581)	13,723	(86,494)	50,211
Total revenues	323,455	389,752	646,257	947,044
Expenses
Net claims and claim expenses incurred	(53,847)	(28,991)	(63,511)	668,280
Acquisition expenses	88,911	88,194	173,453	69,802
Operational expenses	29,511	35,758	61,343	58,251
Corporate expenses	117	205	220	243
Interest expense	4,445	5,185	8,988	8,383
Total expenses	69,137	100,351	180,493	804,959
Income (loss) before taxes	254,318	289,401	465,764	142,085
Income tax benefit (expense)	(707)	(902)	(1,348)	(2,080)
Net income (loss) available (attributable) to DaVinci common shareholders	$253,611	$288,499	$464,416	$140,005

Net claims and claim expense ratio - current accident year	12.9%	18.8%	12.5%	102.6%
Net claims and claim expense ratio - prior accident years	(31.2)%	(28.2)%	(23.0)%	(15.6)%
Net claims and claim expense ratio - calendar year	(18.3)%	(9.4)%	(10.5)%	87.0%
Underwriting expense ratio	40.3%	40.2%	38.9%	16.7%
Combined ratio	22.0%	30.8%	28.4%	103.7%

Balance Sheet Data:	June 30, 2026	December 31, 2025
Total investments	$5,940,496	$6,246,947
Total assets	7,540,155	7,225,478
Reserve for claims and claim expenses	1,280,665	1,485,378
Debt	297,134	296,972
Total shareholders’ equity	4,602,785	4,888,369

21

Investments
Total Investment Result
	Managed (1)		Retained (2)
	Three months ended		Three months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net investment income
Fixed maturity investments trading	$297,222	$282,173	$235,395	$219,737
Short term investments	32,957	48,415	12,138	24,672
Equity investments
Fixed income exchange traded funds	26,119	6,528	23,197	6,528
Common stock (3)	676	615	676	615
Other investments
Catastrophe bonds	40,095	47,948	6,205	6,988
Fund and direct private equity investments (3)	33,333	21,692	33,636	21,692
Cash and cash equivalents	9,420	12,333	8,879	11,045
	439,822	419,704	320,126	291,277
Investment expenses	(7,333)	(6,596)	(5,784)	(5,205)
Net investment income	$432,489	$413,108	$314,342	$286,072

Equity in earnings (losses) of other ventures (4)	$17,829	$20,333	$17,829	$20,333

Net realized and unrealized gains (losses) on investments (5)
Fixed maturity-related investments (6)	$(115,341)	$149,510	$(85,392)	$130,497
Equity-related investments (7)	217,292	111,118	217,908	111,146
Commodity-related investments (8)	(79,131)	33,253	(79,131)	33,254
Other investments
Catastrophe bonds	(1,125)	(14,016)	829	(1,730)
Fund and direct private equity investments (3)	99,933	69,855	99,317	69,855
Net realized and unrealized gains (losses) on investments	$121,628	$349,720	$153,531	$343,022
Total investment result (4)	$571,946	$783,161	$485,702	$649,427

Average invested assets	$35,692,318	$34,044,766	$26,224,468	$24,554,890

Net investment income return - annualized	5.0%	5.0%	4.9%	4.7%
Total investment return - annualized (4)	6.6%	9.6%	7.6%	11.0%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income, equity in earnings (losses) of other ventures and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)In the fourth quarter of 2025, the Company revised the description of its “other equity investments” to “common stock” and its “other investments - other” to “other investments - fund and direct private equity investments.”
(4)In the fourth quarter of 2025, the Company revised its presentation of “total investment result” and “total investment return - annualized” to include equity in earnings (losses) of other ventures. Comparative information for the prior periods presented has been updated to conform to the current presentation.
(5)In the fourth quarter of 2025, the Company revised its presentation of “net realized and unrealized gains (losses) on investments” to show amounts based on net investment exposure, which takes into account related derivative impacts. Comparative information for the prior periods has been updated to conform to the current presentation.
(6)Includes fixed maturity investments and investment-related derivatives, which includes interest rate futures, credit default swaps and interest rate swaps.
(7)Includes equity investments and investment-related derivatives, which includes equity futures and warrants.
(8)Includes commodity-related derivatives, which includes commodity futures and commodity options.

22

Investments
Total Investment Result
	Managed (1)		Retained (2)
	Six months ended		Six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net investment income
Fixed maturity investments trading	$591,716	$566,896	$468,036	$446,565
Short term investments	67,263	89,444	25,822	42,585
Equity investments
Fixed income exchange traded funds	47,811	7,712	44,889	7,712
Common stock (3)	1,353	1,341	1,353	1,337
Other investments
Catastrophe bonds	80,027	102,702	11,493	15,885
Fund and direct private equity investments (3)	58,544	40,415	58,755	40,415
Cash and cash equivalents	20,583	23,443	19,269	21,315
	867,297	831,953	629,617	575,814
Investment expenses	(14,306)	(13,492)	(11,131)	(10,636)
Net investment income	$852,991	$818,461	$618,486	$565,178

Equity in earnings (losses) of other ventures (4)	$38,314	$38,161	$38,314	$38,161

Net realized and unrealized gains (losses) on investments (5)
Fixed maturity-related investments (6)	$(383,289)	$462,387	$(301,155)	$405,251
Equity-related investments (7)	69,866	61,529	71,486	61,430
Commodity-related investments (8)	(13,821)	150,844	(13,821)	150,845
Other investments
Catastrophe bonds	(12,954)	(54,429)	361	(8,521)
Fund and direct private equity investments (3)	39,913	62,329	39,906	62,329
Net realized and unrealized gains (losses) on investments	$(300,285)	$682,660	$(203,223)	$671,334
Total investment result (4)	$591,020	$1,539,282	$453,577	$1,274,673

Average invested assets	$35,819,281	$33,576,329	$26,134,807	$24,166,665

Net investment income return - annualized	4.9%	5.0%	4.8%	4.7%
Total investment return - annualized (4)	3.4%	9.5%	3.5%	10.8%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income, equity in earnings (losses) of other ventures and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)In the fourth quarter of 2025, the Company revised the description of its “other equity investments” to “common stock” and its “other investments - other” to “other investments - fund and direct private equity investments.”
(4)In the fourth quarter of 2025, the Company revised its presentation of “total investment result” and “total investment return - annualized” to include equity in earnings (losses) of other ventures. Comparative information for the prior periods presented has been updated to conform to the current presentation.
(5)In the fourth quarter of 2025, the Company revised its presentation of “net realized and unrealized gains (losses) on investments” to show amounts based on net investment exposure, which takes into account related derivative impacts. Comparative information for the prior periods has been updated to conform to the current presentation.
(6)Includes fixed maturity investments and investment-related derivatives, which includes interest rate futures, credit default swaps and interest rate swaps.
(7)Includes equity investments and investment-related derivatives, which includes equity futures and warrants.
(8)Includes commodity-related derivatives, which includes commodity futures and commodity options.

23

Investments
Investments Composition

	June 30, 2026				December 31, 2025
	Managed (1)		Retained (2)		Managed (1)		Retained (2)
	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)
Fixed maturity investments trading, at fair value
Corporate	$9,916,723	$(35,129)	$8,092,112	$(39,093)	$8,528,828	$75,453	$6,654,252	$49,673
U.S. treasuries	9,308,212	(22,850)	6,659,009	(16,892)	10,641,503	134,072	7,651,734	101,770
Other (3)	5,960,495	(38,127)	5,072,627	(28,963)	5,713,992	16,447	4,787,279	18,137
Total fixed maturity investments trading, at fair value	25,185,430	(96,106)	19,823,748	(84,948)	24,884,323	225,972	19,093,265	169,580
Short term investments, at fair value	3,949,012	(3,768)	1,306,844	(3,697)	4,759,811	(216)	1,831,823	(10)
Equity investments, at fair value
Fixed income exchange traded funds	1,603,299	(20,791)	1,433,543	(19,316)	1,582,811	26,827	1,582,811	26,827
Equity exchange traded funds	102,273	(12,747)	102,273	(12,747)	—	—	—	—
Common stock	140,580	93,534	140,119	93,773	150,179	95,243	146,514	95,056
Total equity investments, at fair value	1,846,152	59,996	1,675,935	61,710	1,732,990	122,070	1,729,325	121,883
Other investments, at fair value
Catastrophe bonds	1,772,044	6,906	331,529	1,292	1,613,710	25,617	231,893	1,445
Fund investments	3,156,249	462,703	3,133,115	463,129	2,775,499	381,941	2,762,301	382,200
Direct private equity investments	154,876	41,481	154,876	41,481	185,005	71,612	185,005	71,612
Total other investments, at fair value	5,083,169	511,090	3,619,520	505,902	4,574,214	479,170	3,179,199	455,257
Investments in other ventures, under equity method	149,337	—	149,337	—	121,871	—	121,871	—
Total investments	$36,213,100	$471,212	$26,575,384	$478,967	$36,073,209	$826,996	$25,955,483	$746,710

	June 30, 2026		December 31, 2025
	Managed (1)	Retained (2)	Managed (1)	Retained (2)
Weighted average yield to maturity of investments (4)	5.3%	5.3%	4.8%	4.8%
Average duration of investments, in years (4)	3.0	3.5	2.6	3.0
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (5)		$(2.03)		$3.86
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(4)Excludes equity exchange traded funds, common stock, direct private equity investments, private equity funds, multi-strategy funds, equity funds and investments in other ventures, under equity method as these investments have no final maturity, yield to maturity or duration.
(5)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value. See “Comments on Non-GAAP Financial Measures” for reconciliation of non-GAAP financial measures.

24

Investments
Managed Investments - Credit Rating (1)

		Credit Rating (2)						Investments Not Subject to Credit Ratings
June 30, 2026	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading, at fair value
Corporate	$9,916,723	$81,588	$393,526	$4,098,024	$4,488,306	$847,153	$8,126	$—
U.S. treasuries	9,308,212	—	9,308,212	—	—	—	—	—
Residential mortgage-backed	2,690,648	146,373	2,415,568	360	2,993	59,412	65,942	—
Asset-backed	1,688,500	1,130,514	206,871	228,261	112,185	—	10,669	—
Non-U.S. government	683,983	405,955	158,479	106,555	11,558	1,436	—	—
Agencies	560,030	—	560,030	—	—	—	—	—
Commercial mortgage-backed	337,334	275,237	60,344	1,678	—	—	75	—
Total fixed maturity investments trading, at fair value	25,185,430	2,039,667	13,103,030	4,434,878	4,615,042	908,001	84,812	—

Short term investments, at fair value	3,949,012	2,806,516	1,139,584	682	313	1,851	66	—

Equity investments, at fair value
Fixed income exchange traded funds (3)	1,603,299	—	—	224,365	—	1,378,934	—	—
Common stock and equity exchange traded funds	242,853	—	—	—	—	—	—	242,853
Total equity investments, at fair value	1,846,152	—	—	224,365	—	1,378,934	—	242,853

Other investments, at fair value
Catastrophe bonds	1,772,044	—	—	—	—	1,772,044	—	—
Fund investments
Private credit funds	1,531,757	—	—	—	—	—	—	1,531,757
Private equity funds	793,136	—	—	—	—	—	—	793,136
Multi-strategy funds (4)	593,071	—	—	—	—	—	—	593,071
Insurance-linked securities funds	162,192	—	—	—	—	—	—	162,192
Equity funds	76,093	—	—	—	—	—	—	76,093
Direct private equity investments	154,876	—	—	—	—	—	—	154,876
Total other investments, at fair value	5,083,169	—	—	—	—	1,772,044	—	3,311,125

Investments in other ventures, under equity method	149,337	—	—	—	—	—	—	149,337

Total investments	$36,213,100	$4,846,183	$14,242,614	$4,659,925	$4,615,355	$4,060,830	$84,878	$3,703,315
	100.0%	13.5%	39.3%	12.9%	12.7%	11.2%	0.2%	10.2%
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)The fixed income exchange traded funds credit ratings included in this table are based on the weighted average credit rating of the underlying investments held by the exchange traded fund.
(4)In the first quarter of 2026, the Company revised the classification of its “fund investments - hedge funds” to be included within “fund investments - multi-strategy funds.”

25

Investments
Retained Investments - Credit Rating (1)

		Credit Rating (2)						Investments Not Subject to Credit Ratings
June 30, 2026	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading, at fair value
Corporate	$8,092,112	$62,939	$341,022	$3,413,242	$3,644,696	$622,633	$7,580	$—
U.S. treasuries	6,659,009	—	6,659,009	—	—	—	—	—
Residential mortgage-backed	2,221,657	123,720	1,969,230	360	2,993	59,412	65,942	—
Asset-backed	1,552,233	1,061,203	203,158	176,820	101,543	—	9,509	—
Non-U.S. government	569,635	334,972	133,772	87,897	11,558	1,436	—	—
Agencies	447,466	—	447,466	—	—	—	—	—
Commercial mortgage-backed	281,636	242,945	37,859	757	—	—	75	—
Total fixed maturity investments trading, at fair value	19,823,748	1,825,779	9,791,516	3,679,076	3,760,790	683,481	83,106	—

Short term investments, at fair value	1,306,844	743,789	560,376	682	241	1,706	50	—

Equity investments, at fair value
Fixed income exchange traded funds (3)	1,433,543	—	—	224,365	—	1,209,178	—	—
Common stock and equity exchange traded funds	242,392	—	—	—	—	—	—	242,392
Total equity investments, at fair value	1,675,935	—	—	224,365	—	1,209,178	—	242,392

Other investments, at fair value
Catastrophe bonds	331,529	—	—	—	—	331,529	—	—
Fund investments
Private credit funds	1,508,623	—	—	—	—	—	—	1,508,623
Private equity funds	793,136	—	—	—	—	—	—	793,136
Multi-strategy funds (4)	593,071	—	—	—	—	—	—	593,071
Insurance-linked securities funds	162,192	—	—	—	—	—	—	162,192
Equity funds	76,093	—	—	—	—	—	—	76,093
Direct private equity investments	154,876	—	—	—	—	—	—	154,876
Total other investments, at fair value	3,619,520	—	—	—	—	331,529	—	3,287,991

Investments in other ventures, under equity method	149,337	—	—	—	—	—	—	149,337

Total investments	$26,575,384	$2,569,568	$10,351,892	$3,904,123	$3,761,031	$2,225,894	$83,156	$3,679,720
	100.0%	9.6%	39.0%	14.7%	14.2%	8.4%	0.3%	13.8%
(1)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)The fixed income exchange traded funds credit ratings included in this table are based on the weighted average credit rating of the underlying investments held by the exchange traded fund.
(4)In the first quarter of 2026, the Company revised the classification of its “fund investments - hedge funds” to be included within “fund investments - multi-strategy funds.”

26

Other Items
Earnings per Share

	Three months ended		Six months ended
(common shares in thousands)	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$654,234	$826,507	$938,769	$987,654
Amount allocated to participating common shareholders (1)	(11,065)	(13,344)	(15,411)	(15,269)
Net income (loss) allocated to RenaissanceRe common shareholders	$643,169	$813,163	$923,358	$972,385
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share - weighted average common shares (2)	41,379	47,140	41,906	47,737
Per common share equivalents of non-vested shares (2)	166	146	180	163
Denominator for diluted income (loss) per RenaissanceRe common share - adjusted weighted average common shares and assumed conversions (2)	41,545	47,286	42,086	47,900
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$15.54	$17.25	$22.03	$20.37
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$15.48	$17.20	$21.94	$20.30
(1)Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company’s stock compensation plans.
(2)In periods for which the Company has net loss allocated to RenaissanceRe common shareholders, the denominator used in calculating net loss attributable to RenaissanceRe common shareholders per common share - basic is also used in calculating net loss attributable to RenaissanceRe common shareholders per common share - diluted.

27

Comments on Non-GAAP Financial Measures
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has provided certain of these financial measures in previous investor communications and the Company’s management believes that such measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within or outside the industry. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

28

Comments on Non-GAAP Financial Measures
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders, Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders per Common Share – Diluted and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, (2) net foreign exchange gains and losses, (3) expenses or revenues associated with acquisitions, dispositions and impairments, (4) acquisition related purchase accounting adjustments, (5) the Bermuda net deferred tax benefit recorded prior to the January 1, 2025 effective date of the Bermuda corporate income tax and the Bermuda deferred tax benefit resulting from Bermuda law changes enacted in 2025, (6) the income tax expense or benefit associated with these adjustments, and (7) the portion of these adjustments attributable to the Company’s redeemable noncontrolling interests. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.”
The Company’s management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized” are useful to management and investors because they provide for better comparability and more accurately measure the Company’s results of operations and remove variability. Additionally, management believes that these measures provide a view of the Company’s underlying business that allows for better comparisons of the Company’s performance over time by focusing on the Company’s core business operations.
The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity - annualized to “operating return on average common equity - annualized.”

29

Comments on Non-GAAP Financial Measures

	Three months ended		Six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$654,234	$826,507	$938,769	$987,654
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(122,753)	(363,736)	287,331	(737,089)
Net foreign exchange losses (gains)	7,345	(8,660)	16,364	(1,332)
Expenses (revenues) associated with acquisitions, dispositions and impairments	—	1,996	3	3,432
Acquisition related purchase accounting adjustments (1)	22,707	50,312	45,413	103,883
Bermuda net deferred tax asset (2)	—	—	—	—
Income tax expense (benefit) (3)	19,984	56,964	(59,759)	96,356
Net income (loss) attributable to redeemable noncontrolling interests (4)	(33,756)	31,200	(89,823)	71,925
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$547,761	$594,583	$1,138,298	$524,829

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$15.48	$17.20	$21.94	$20.30
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(2.95)	(7.69)	6.83	(15.39)
Net foreign exchange losses (gains)	0.18	(0.18)	0.39	(0.03)
Expenses (revenues) associated with acquisitions, dispositions and impairments	—	0.04	—	0.08
Acquisition related purchase accounting adjustments (1)	0.55	1.06	1.08	2.17
Bermuda net deferred tax asset (2)	—	—	—	—
Income tax expense (benefit) (3)	0.47	1.20	(1.43)	2.01
Net income (loss) attributable to redeemable noncontrolling interests (4)	(0.81)	0.66	(2.13)	1.50
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$12.92	$12.29	$26.68	$10.64

Return on average common equity - annualized	24.0%	33.7%	17.2%	20.1%
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(4.5)%	(14.8)%	5.3%	(15.0)%
Net foreign exchange losses (gains)	0.3%	(0.4)%	0.3%	—%
Expenses (revenues) associated with acquisitions, dispositions and impairments	—%	0.1%	—%	—%
Acquisition related purchase accounting adjustments (1)	0.8%	2.0%	0.8%	2.1%
Bermuda net deferred tax asset (2)	—%	—%	—%	—%
Income tax expense (benefit) (3)	0.7%	2.3%	(1.1)%	2.0%
Net income (loss) attributable to redeemable noncontrolling interests (4)	(1.2)%	1.3%	(1.6)%	1.5%
Operating return on average common equity - annualized	20.1%	24.2%	20.9%	10.7%
(1)Represents the purchase accounting adjustments related to the amortization of acquisition related intangible assets, amortization (accretion) of value of business acquired (“VOBA”) and acquisition costs, and the fair value adjustments to the net reserves for claims and claim expenses for the three and six months ended June 30, 2026 for the acquisitions of Validus of $21.0 million and $41.9 million (2025 - $48.0 million and $98.7 million); and TMR and Platinum of $1.8 million and $3.5 million (2025 - $2.4 million and $5.2 million).
(2)Represents the net deferred tax benefit related to the 15% Bermuda corporate income tax recorded prior to the January 1, 2025 effective date and the deferred tax benefit related to Bermuda law changes enacted in 2025.
(3)Represents the income tax expense or benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory income tax rates of applicable jurisdictions, adjusted for relevant factors and other applicable income taxes.
(4)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.

30

Comments on Non-GAAP Financial Measures

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) other goodwill and intangible assets, and (3) acquisition related purchase accounting adjustments. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) other goodwill and intangible assets, and (3) acquisition related purchase accounting adjustments, plus accumulated dividends.
The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns by excluding the impact of goodwill and intangible assets and acquisition related purchase accounting adjustments to provide for better comparability and a more accurate measure of the Company’s underlying operations. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.”

	June 30, 2026	December 31, 2025
Book value per common share	$264.77	$247.00
Adjustment for:
Acquisition related goodwill and other intangible assets (1)	(14.41)	(14.40)
Other goodwill and intangible assets (2)	(0.22)	(0.21)
Acquisition related purchase accounting adjustments (3)	(2.48)	(2.29)
Tangible book value per common share	247.66	230.10
Adjustment for accumulated dividends	30.50	29.68
Tangible book value per common share plus accumulated dividends	$278.16	$259.78

Year to date change in book value per common share	7.2%	26.2%
Year to date change in book value per common share plus change in accumulated dividends	7.5%	27.0%
Year to date change in tangible book value per common share plus change in accumulated dividends	8.0%	30.8%
(1)Represents the acquired goodwill and other intangible assets at June 30, 2026 of $602.4 million (December 31, 2025 - $633.1 million) for the acquisitions of Validus, TMR and Platinum of $377.9 million, $24.5 million and $200.1 million, respectively (December 31, 2025 - $408.0 million, $25.0 million and $200.1 million, respectively).
(2)At June 30, 2026, the adjustment for other goodwill and intangible assets included $8.9 million (December 31, 2025 - $8.9 million) of goodwill and other intangibles included in investments in other ventures, under equity method.
(3)Represents the purchase accounting adjustments related to the fair value adjustments to reserves at June 30, 2026 for the acquisitions of Validus, TMR and Platinum of $63.7 million, $40.7 million and $(0.5) million, respectively (December 31, 2025 - $57.7 million, $43.6 million and $(0.5) million, respectively).

31

Comments on Non-GAAP Financial Measures
Adjusted Combined Ratio
The Company has included in this Financial Supplement “adjusted combined ratio” for the Company, its reportable segments and certain classes of business. “Adjusted combined ratio” is defined as the combined ratio adjusted for the impact of acquisition related purchase accounting, which includes the amortization of acquisition related intangible assets, purchase accounting adjustments related to the amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum. The combined ratio is calculated as the sum of (1) net claims and claim expenses incurred, (2) acquisition expenses, and (3) operational expenses; divided by net premiums earned. The acquisition related purchase accounting adjustments impact net claims and claim expenses incurred and acquisition expenses. The Company’s management believes “adjusted combined ratio” is useful to management and investors because it provides for better comparability and more accurately measures the Company’s underlying underwriting performance. The following table is a reconciliation of combined ratio to “adjusted combined ratio.”

	Three months ended June 30, 2026
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	10.2%	52.2%	27.1%	103.3%	72.8%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.4)%	(0.7)%	(1.1)%	(1.0)%	(1.1)%
Adjusted combined ratio	8.8%	51.5%	26.0%	102.3%	71.7%

	Three months ended March 31, 2026
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	20.4%	56.8%	34.1%	100.4%	73.0%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.2)%	(0.7)%	(1.1)%	(1.0)%	(1.0)%
Adjusted combined ratio	19.2%	56.1%	33.0%	99.4%	72.0%

	Three months ended December 31, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	(9.3)%	70.6%	21.8%	103.5%	71.4%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.7)%	(0.9)%	(1.4)%	(1.2)%	(1.4)%
Adjusted combined ratio	(11.0)%	69.7%	20.4%	102.3%	70.0%

	Three months ended September 30, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	(6.0)%	45.0%	15.5%	101.4%	68.4%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.6)%	(0.8)%	(1.3)%	(2.1)%	(1.8)%
Adjusted combined ratio	(7.6)%	44.2%	14.2%	99.3%	66.6%

	Three months ended June 30, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	18.2%	43.7%	27.4%	101.8%	75.1%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.8)%	(1.2)%	(1.6)%	(2.3)%	(2.1)%
Adjusted combined ratio	16.4%	42.5%	25.8%	99.5%	73.0%
(1)Adjustment for acquisition related purchase accounting includes the amortization of the acquisition related intangible assets and purchase accounting adjustments related to the net amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum.

32

Comments on Non-GAAP Financial Measures
Adjusted Combined Ratio

	Six months ended June 30, 2026
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	15.4%	54.5%	30.6%	101.9%	72.9%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.2)%	(0.7)%	(1.0)%	(1.1)%	(1.0)%
Adjusted combined ratio	14.2%	53.8%	29.6%	100.8%	71.9%

	Six months ended June 30, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	114.9%	65.2%	98.9%	106.4%	103.3%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.7)%	(1.4)%	(1.6)%	(2.4)%	(2.0)%
Adjusted combined ratio	113.2%	63.8%	97.3%	104.0%	101.3%
(1)Adjustment for acquisition related purchase accounting includes the amortization of the acquisition related intangible assets and purchase accounting adjustments related to the net amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum.

33

Comments on Non-GAAP Financial Measures
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result” is defined as the consolidated total investment result less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. The Company’s management believes “retained total investment result” is useful to investors because it provides a measure of the portion of the Company’s investment result that impacts net income (loss) available (attributable) to RenaissanceRe common shareholders and provides for a better understanding of the investment risk profile and returns that ultimately affect the Company and influence returns. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended June 30, 2026			Three months ended June 30, 2025
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Net investment income
Fixed maturity investments trading	$297,222	$(61,827)	$235,395	$282,173	$(62,436)	$219,737
Short term investments	32,957	(20,819)	12,138	48,415	(23,743)	24,672
Equity investments
Fixed income exchange traded funds	26,119	(2,922)	23,197	6,528	—	6,528
Common stock (4)	676	—	676	615	—	615
Other investments
Catastrophe bonds	40,095	(33,890)	6,205	47,948	(40,960)	6,988
Fund and direct private equity investments (4)	33,333	303	33,636	21,692	—	21,692
Cash and cash equivalents	9,420	(541)	8,879	12,333	(1,288)	11,045
	439,822	(119,696)	320,126	419,704	(128,427)	291,277
Investment expenses	(7,333)	1,549	(5,784)	(6,596)	1,391	(5,205)
Net investment income	$432,489	$(118,147)	$314,342	$413,108	$(127,036)	$286,072

Equity in earnings (losses) of other ventures (5)	$17,829	$—	$17,829	$20,333	$—	$20,333

Net realized and unrealized gains (losses) on investments (6)
Fixed maturity-related investments (7)	$(115,341)	$29,949	$(85,392)	$149,510	$(19,013)	$130,497
Equity-related investments (8)	217,292	616	217,908	111,118	28	111,146
Commodity-related investments (9)	(79,131)	—	(79,131)	33,253	1	33,254
Other investments
Catastrophe bonds	(1,125)	1,954	829	(14,016)	12,286	(1,730)
Fund and direct private equity investments (4)	99,933	(616)	99,317	69,855	—	69,855
Net realized and unrealized gains (losses) on investments	$121,628	$31,903	$153,531	$349,720	$(6,698)	$343,022
Total investment result (5)	$571,946	$(86,244)	$485,702	$783,161	$(133,734)	$649,427

Average invested assets	$35,692,318	$(9,467,850)	$26,224,468	$34,044,766	$(9,489,876)	$24,554,890

Net investment income return - annualized	5.0%	(0.1)%	4.9%	5.0%	(0.3)%	4.7%
Total investment return - annualized (5)	6.6%	1.0%	7.6%	9.6%	1.4%	11.0%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income, equity in earnings (losses) of other ventures and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(4)In the fourth quarter of 2025, the Company revised the description of its “other equity investments” to “common stock” and its “other investments - other” to “other investments - fund and direct private equity investments.”
(5)In the fourth quarter of 2025, the Company revised its presentation of “total investment result” and “total investment return - annualized” to include equity in earnings (losses) of other ventures. Comparative information for the prior periods presented has been updated to conform to the current presentation.
(6)In the fourth quarter of 2025, the Company revised its presentation of “net realized and unrealized gains (losses) on investments” to show amounts based on net investment exposure, which takes into account related derivative impacts. Comparative information for the prior periods has been updated to conform to the current presentation.
(7)Includes fixed maturity investments and investment-related derivatives, which includes interest rate futures, credit default swaps and interest rate swaps.
(8)Includes equity investments and investment-related derivatives, which includes equity futures and warrants.
(9)Includes commodity-related derivatives, which includes commodity futures and commodity options.

34

Comments on Non-GAAP Financial Measures
Retained Total Investment Result

	Six months ended June 30, 2026			Six months ended June 30, 2025
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Net investment income
Fixed maturity investments trading	$591,716	$(123,680)	$468,036	$566,896	$(120,331)	$446,565
Short term investments	67,263	(41,441)	25,822	89,444	(46,859)	42,585
Equity investments
Fixed income exchange traded funds	47,811	(2,922)	44,889	7,712	—	7,712
Common stock (4)	1,353	—	1,353	1,341	(4)	1,337
Other investments
Catastrophe bonds	80,027	(68,534)	11,493	102,702	(86,817)	15,885
Fund and direct private equity investments (4)	58,544	211	58,755	40,415	—	40,415
Cash and cash equivalents	20,583	(1,314)	19,269	23,443	(2,128)	21,315
	867,297	(237,680)	629,617	831,953	(256,139)	575,814
Investment expenses	(14,306)	3,175	(11,131)	(13,492)	2,856	(10,636)
Net investment income	$852,991	$(234,505)	$618,486	$818,461	$(253,283)	$565,178

Equity in earnings (losses) of other ventures (5)	$38,314	$—	$38,314	$38,161	$—	$38,161

Net realized and unrealized gains (losses) on investments (6)
Fixed maturity-related investments (7)	$(383,289)	$82,134	$(301,155)	$462,387	$(57,136)	$405,251
Equity-related investments (8)	69,866	1,620	71,486	61,529	(99)	61,430
Commodity-related investments (9)	(13,821)	—	(13,821)	150,844	1	150,845
Other investments
Catastrophe bonds	(12,954)	13,315	361	(54,429)	45,908	(8,521)
Fund and direct private equity investments (4)	39,913	(7)	39,906	62,329	—	62,329
Net realized and unrealized gains (losses) on investments	$(300,285)	$97,062	$(203,223)	$682,660	$(11,326)	$671,334

Total investment result (5)	$591,020	$(137,443)	$453,577	$1,539,282	$(264,609)	$1,274,673

Average invested assets	$35,819,281	$(9,684,474)	$26,134,807	$33,576,329	$(9,409,664)	$24,166,665

Net investment income return - annualized	4.9%	(0.1)%	4.8%	5.0%	(0.3)%	4.7%
Total investment return - annualized (5)	3.4%	0.1%	3.5%	9.5%	1.3%	10.8%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income, equity in earnings (losses) of other ventures and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(4)In the fourth quarter of 2025, the Company revised the description of its “other equity investments” to “common stock” and its “other investments - other” to “other investments - fund and direct private equity investments.”
(5)In the fourth quarter of 2025, the Company revised its presentation of “total investment result” and “total investment return - annualized” to include equity in earnings (losses) of other ventures. Comparative information for the prior periods presented has been updated to conform to the current presentation.
(6)In the fourth quarter of 2025, the Company revised its presentation of “net realized and unrealized gains (losses) on investments” to show amounts based on net investment exposure, which takes into account related derivative impacts. Comparative information for the prior periods has been updated to conform to the current presentation.
(7)Includes fixed maturity investments and investment-related derivatives, which includes interest rate futures, credit default swaps and interest rate swaps.
(8)Includes equity investments and investment-related derivatives, which includes equity futures and warrants.
(9)Includes commodity-related derivatives, which includes commodity futures and commodity options.

35

Comments on Non-GAAP Financial Measures
Retained Total Investments
The Company has included in this Financial Supplement “retained total investments.” “Retained total investments” is defined as the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. “Retained total investments” differs from consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. The Company’s management believes the “retained total investments” is useful to investors because it provides a measure of the portion of the Company’s total investments that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders and provides for a better understanding of the investment risk profile and returns that ultimately affect the Company and influence returns. The following table is a reconciliation of consolidated total investments to “retained total investments.”

	June 30, 2026			December 31, 2025
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading, at fair value
Corporate	$9,916,723	$(1,824,611)	$8,092,112	$8,528,828	$(1,874,576)	$6,654,252
U.S. treasuries	9,308,212	(2,649,203)	6,659,009	10,641,503	(2,989,769)	7,651,734
Residential mortgage-backed	2,690,648	(468,991)	2,221,657	2,606,882	(491,472)	2,115,410
Asset-backed	1,688,500	(136,267)	1,552,233	1,606,790	(130,875)	1,475,915
Non-U.S. government	683,983	(114,348)	569,635	691,912	(142,679)	549,233
Agencies	560,030	(112,564)	447,466	486,817	(107,519)	379,298
Commercial mortgage-backed	337,334	(55,698)	281,636	321,591	(54,168)	267,423
Total fixed maturity investments trading, at fair value	25,185,430	(5,361,682)	19,823,748	24,884,323	(5,791,058)	19,093,265

Short term investments, at fair value	3,949,012	(2,642,168)	1,306,844	4,759,811	(2,927,988)	1,831,823

Equity investments, at fair value
Fixed income exchange traded funds	1,603,299	(169,756)	1,433,543	1,582,811	—	1,582,811
Equity exchange traded funds	102,273	—	102,273	—	—	—
Common stock	140,580	(461)	140,119	150,179	(3,665)	146,514
Total equity investments, at fair value	1,846,152	(170,217)	1,675,935	1,732,990	(3,665)	1,729,325

Other investments, at fair value
Catastrophe bonds	1,772,044	(1,440,515)	331,529	1,613,710	(1,381,817)	231,893
Fund investments
Private credit funds	1,531,757	(23,134)	1,508,623	1,445,158	(13,198)	1,431,960
Private equity funds	793,136	—	793,136	701,837	—	701,837
Multi-strategy funds (4)	593,071	—	593,071	473,990	—	473,990
Insurance-linked securities funds	162,192	—	162,192	154,514	—	154,514
Equity funds	76,093	—	76,093	—	—	—
Direct private equity investments	154,876	—	154,876	185,005	—	185,005
Total other investments, at fair value	5,083,169	(1,463,649)	3,619,520	4,574,214	(1,395,015)	3,179,199

Investments in other ventures, under equity method	149,337	—	149,337	121,871	—	121,871

Total investments	$36,213,100	$(9,637,716)	$26,575,384	$36,073,209	$(10,117,726)	$25,955,483
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(4)In the first quarter of 2026, the Company revised the classification of its “fund investments - hedge funds” to be included within “fund investments - multi-strategy funds.”

36

Comments on Non-GAAP Financial Measures
Retained Total Investments, Unrealized Gain (Loss)
The Company has included in this Financial Supplement “retained total investments, unrealized gain (loss).” “Retained total investments, unrealized gain (loss)” is defined as the unrealized gain (loss) of the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. Unrealized gain (loss) of the consolidated total investments is the difference between fair value and amortized cost or equivalent of the respective investments as at the balance sheet date. “Retained total investments, unrealized gain (loss)” differs from the unrealized gain (loss) of the consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. The Company’s management believes the “retained total investments, unrealized gain (loss)” is useful to investors because it provides a measure of the portion of the unrealized gain (loss) of investments in the Company’s consolidated total investments that is available (attributable) to RenaissanceRe common shareholders and provides for a better understanding of the investment risk profile and returns that ultimately affect the Company and influence returns. The following table is a reconciliation of the total unrealized gain (loss) of investments, to “retained total investments, unrealized gain (loss).”

	June 30, 2026			December 31, 2025
	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)
Fixed maturity investments trading, at fair value
Corporate	$(35,129)	$(3,964)	$(39,093)	$75,453	$(25,780)	$49,673
U.S. treasuries	(22,850)	5,958	(16,892)	134,072	(32,302)	101,770
Other (4)	(38,127)	9,164	(28,963)	16,447	1,690	18,137
Total fixed maturity investments trading, at fair value	(96,106)	11,158	(84,948)	225,972	(56,392)	169,580
Short term investments, at fair value	(3,768)	71	(3,697)	(216)	206	(10)
Equity investments, at fair value
Fixed income exchange traded funds	(20,791)	1,475	(19,316)	26,827	—	26,827
Equity exchange traded funds	(12,747)	—	(12,747)	—	—	—
Common stock	93,534	239	93,773	95,243	(187)	95,056
Total equity investments, at fair value	59,996	1,714	61,710	122,070	(187)	121,883
Other investments, at fair value
Catastrophe bonds	6,906	(5,614)	1,292	25,617	(24,172)	1,445
Fund investments	462,703	426	463,129	381,941	259	382,200
Direct private equity investments	41,481	—	41,481	71,612	—	71,612
Total other investments, at fair value	511,090	(5,188)	505,902	479,170	(23,913)	455,257
Investments in other ventures, under equity method	—	—	—	—	—	—
Total investments	$471,212	$7,755	$478,967	$826,996	$(80,286)	$746,710
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (5)			$(2.03)			$3.86
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(4)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(5)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value, of $(84.9) million at June 30, 2026 (December 31, 2025 - $169.6 million). Book value per common share is calculated net of redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. Accordingly, there is no corresponding managed metric for the unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share.

37

Comments on Non-GAAP Financial Measures

Operating (income) loss attributable to redeemable noncontrolling interests
The Company has included in this Financial Supplement “operating (income) loss attributable to redeemable noncontrolling interests.” “Operating (income) loss attributable to redeemable noncontrolling interests” is defined as net (income) loss attributable to redeemable noncontrolling interests as adjusted for the portion of the adjustments to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders in calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. The Company’s management believes that “operating (income) loss attributable to redeemable noncontrolling interests” is useful to investors because it provides additional information on the operations and financial results of the Company’s Managed Joint Ventures and how noncontrolling interests impact the Company’s results. The following table is a reconciliation of net (income) loss attributable to redeemable noncontrolling interests, the most directly comparable GAAP measure, to “operating (income) loss attributable to redeemable noncontrolling interests.”

	Three months ended		Six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(315,260)	$(328,339)	$(537,711)	$(133,087)
Adjustment for the portion of net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds attributable to redeemable noncontrolling interests	29,910	(18,500)	83,400	(55,421)
Adjustment for the portion of net foreign exchange losses (gains) attributable to redeemable noncontrolling interests	3,846	(12,700)	6,423	(16,504)
Adjustment for non-operating (income) loss attributable to redeemable noncontrolling interests (2)	33,756	(31,200)	89,823	(71,925)
Operating (income) loss attributable to redeemable noncontrolling interests	$(349,016)	$(297,139)	$(627,534)	$(61,162)
(1)A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)Represents the total portion of adjustments attributable to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders when calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. These adjustments include (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds and (2) net foreign exchange gains and losses.

38